Vanguard Developed Markets Index Fund

Summary Prospectus

February 27, 2014

Investor Shares & Admiral™ Shares

Vanguard Developed Markets Index Fund Investor Shares (VDMIX)
Vanguard Developed Markets Index Fund Admiral Shares (VDMAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 27, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances	$20/year	$20/year
below $10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.16%	0.06%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	0.20%	0.09%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$20	$64	$113	$255
Admiral Shares	$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index, which includes approximately 1,340 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. As of October 31, 2013, the largest markets covered in the Index were Japan, the United Kingdom, France, Switzerland, and Germany (which made up approximately 21%, 20%, 9%, 8%, and 8%, respectively, of the Index’s market capitalization).

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Effective April 17, 2013, the Fund began tracking the FTSE Developed ex North America Index as its target index. The Fund‘s board of trustees believes that tracking the current index will result in considerable savings for the Fund‘s shareholders over time. FTSE Developed ex North America Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI EAFE Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Developed Markets Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –20.11% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Vanguard Developed Markets Index Fund Investor Shares
Return Before Taxes	21.84%	11.99%	6.98%
Return After Taxes on Distributions	21.01	11.42	6.40
Return After Taxes on Distributions and Sale of Fund Shares	12.87	9.61	5.64
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Developed ex North America Index	21.69%	12.92%	7.41%
Spliced Developed Markets Index	22.67	12.42	6.90
MSCI EAFE Index	22.78	12.44	6.91
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Developed Markets Index Fund Admiral Shares
Return Before Taxes	21.97%	18.57%
Comparative Indexes
(reflect no deduction for fees or expenses)
FTSE Developed ex North America Index	21.69%	18.24%
Spliced Developed Markets Index	22.67	18.08
MSCI EAFE Index	22.78	18.13

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares*
To open and maintain an account	$3,000	$10,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

*Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Developed Markets Index Fund Investor Shares—Fund Number 227 Vanguard Developed Markets Index Fund Admiral Shares—Fund Number 5227

CFA® is a trademark owned by CFA Institute.

Vanguard Developed Markets Index Fund (the “Fund”) is not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Developed ex North America Index (the “Index”) (upon which the Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 227 022014